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                                                                     Exhibit 4.2
  Temporary Certificate-Exchangeable for Definitive Engraved Certificate
                               When Ready for Delivery


                                CERTIFICATE OF STOCK

COMMON                                                          COMMON
NUMBER                                                          SHARES

Incorporated under the laws of                               See reverse for
the state of Delaware                                    certain definitions

                             GALILEO INTERNATIONAL, INC.

This Certificate is transferable in Chicago, Illinois, and New York, New York

                                                                 CUSIP 363547100


This Certifies that




is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,
                           OF GALILEO INTERNATIONAL, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal and the signatures of its duly authorized officers.

Dated

/s/ Babetta R. Gray                     /s/ James E. Barlett
Secretary                               President and Chief Executive Officer



              [Corporate SEAL of Galileo International Inc., Delaware]

Countersigned and Registered: HARRIS Trust and Savings BANK
                                (Chicago)
                                  TRANSFER AGENT AND REGISTRAR

BY

                                      AUTHORIZED SIGNATURE

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                             GALILEO INTERNATIONAL, INC.

                                 ------------------

        Galileo International, Inc. (the "Corporation") shall furnish on request and without charge a full statement of any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, in the case of preferred stock or a special class in a series, the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of a subsequent series.

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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common          UNIF GIFT MIN ACT-     Custodian
  TEN ENT - as tenants by the entireties                    ----          -----
   JT TEN - as joint tenants with                          (Cust)        (Minor)
            right of survivorship and     under Uniform Gifts to Minors
            not as tenants in common      Act
                                             -----------------------------------
                                                               (State)

        Additional abbreviations may also be used though not in the above list.

        For Value received,             hereby sell, assign and transfer unto
                           -------------
        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)

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                                                                          Shares
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of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------

                                                                     Attorney to
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transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     ----------------------------------

                                X
                                 -----------------------------------------------

                                X
                                 -----------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                                ------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION. (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.